SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                         CONSUMER MARKETING CORPORATION
                (Name of Registrant as Specified In Its Charter)

               Board of Directors - Consumer Marketing Corporation
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------


     2)   Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------


     4)   Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------


     5)   Total fee Paid:
     ---------------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     ---------------------------------------------------------------------------


     2)   Form, Schedule or Registration Statement No.:
     ---------------------------------------------------------------------------


     Filing Party:
     ---------------------------------------------------------------------------


     Date Filed:
     ---------------------------------------------------------------------------

                            CONSUMER MARKETING CORP.

                      Suite 104-1456 St. Paul St., Kelowna,
                        British Columbia, Canada V1Y 2E6

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                         to be held on November 24, 2000

     This Proxy Statement and the accompanying proxy are furnished to the shareholders of Consumer Marketing Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2000 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Friday November 24, 2000, beginning at 9:00am at the Company's headquarters, located at Suite 104-1456 St. Paul St., Kelowna, British Columbia, Canada V1Y 2E6, and at any postponements or adjournments of the Annual Meeting. The Annual and Interim Report of the Company for the year ended June 30, 2000, the Notice of Annual Meeting, this Proxy Statement and the enclosed proxy were initially mailed to the shareholders on or about November 11, 2000. The enclosed proxy is being solicited by the Board of Directors of the Company.

     The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

     Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors and FOR approval of Cordovano & Harvey, P.C. as the independent auditors of the Company and FOR approval of Foley & Lardner as the Company's outside counsel. Should any other business properly come before the Annual Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

     Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting. Broker non-votes are deemed to be not present for the purposes of determining whether a quorum exists.

     Shareholders of record as of the close of business on August 25, 2000 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on August 25, 2000, there were 500,000 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

     The Company's Bylaws provide that the Board of Directors shall consist of between one and five members, with the exact number of directors between one and five to be determined by the Board of Directors. The Board of Directors has set the number of directors at two, and there are currently two members of the Board of Directors.

     Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

     Two directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR the following nominees: Devinder Randhawa and Bob Hemmerling. Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Each nominee is currently a member of the Board of Directors.

     Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention or broker non-votes) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

     Shareholders are entitled to one vote for each share held.

     Background information with respect to the two nominees for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

     Devinder Randhawa, President and chairman, was appointed to his positions on January 30, 1997. Upon completing his MBA in 1985, Mr. Randhawa has been in the venture capital/corporate finance (sub-investment banking). Mr. Randhawa was either a registered representative or an analyst for 8 years before founding RD Capital Inc. RD Capital, Inc. is a privately held consulting firm assisting emerging companies in the resource and non-resource sectors. Mr. Randhawa was the founder of startups such as First Smart Sensor and Strathmore Resources Ltd. Mr. Randhawa received a Bachelors Degree in Business Administration with Honors from Trinity Western College of Langley, British Columbia in 1983 and received his MBA from the University of British Columbia in 1985. He devotes a nominal part of his time to our business.

     Robert Hemmerling, Secretary, Treasurer and a director, was appointed to his positions with the Company on April 21, 1997. In addition to his positions with the Company, since September 1996, Mr. Hemmerling has been employed with Strathmore Resources, Ltd., Kelowna, British Columbia in the investor relations department. Strathmore Resources is engaged in the business of acquiring and developing uranium properties. Prior, from January 1996 through August 1996, Mr. Hemmerling was unemployed. From January 1992 through December 1995, Mr. Hemmerling was an electrician with Concord Electric, Kelowna, British Columbia. He devotes only such time as necessary to the business of the Company, which time is expected to be nominal.

     Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

     The Board of Directors met once in 2000 as of the date of this Proxy Statement. Each director has attended all of the meetings of the Board of Directors during such period as that director has been a member of the Board of Directors.

     No members of the Board of Directors are currently compensated for attending meetings of the Board of Directors.

     There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company.

Reports under Section 16(a) of the Exchange Act

     Pursuant to Rules 16a-2(a) and 16b-3(a), the Company's directors, executive officers and principal shareholders were not required to file an initial Form 3, and are not required to file a Form 5.

        SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors the percentage of shares which the executive officers and directors owned as a group as of August 25, 2000. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.


                                                      Number of
                                                        Shares
                     Director                         Beneficially    Percent of
Name(1)               Since      Address                 Owned           Class
-------              --------    -------              ------------    ----------

Devinder Randhawa      1997      Suite 104-1456          348,000        69.6
                                 St. Paul St.,
                                 Kelowna,
                                 British Columbia,
                                 Canada V1Y 2E6

Bob Hemmerling         1997      Suite 104-1456          152,000        30.4
                                 St. Paul St.,
                                 Kelowna,
                                 British Columbia,
                                 Canada V1Y 2E6

All Executive                                            500,000         100
 Officers and
 Directors


                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

     None of our officers and/or directors receive any compensation for their respective services rendered unto the Company, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until the we have generated revenues from operations after consummation of a merger or acquisition. As of the date of this registration statement, the Company has no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with the Company.

                                PROPOSAL NUMBER 2

                        APPROVAL OF INDEPENDENT AUDITORS

     The Board of Directors has selected Cordovano & Harvey, P.C. ("Cordovano & Harvey") as the independent auditors for the Company for the fiscal year ending June 30, 2000.

     On January 19, 2000, the Company was informed by J.D. Kish, CPA, the engagement partner responsible for the Company's audit, that Kish, Leake & Associates, P.C. ("Kish, Leake") was resigning. On January 21, 2000, the Company retained the firm of Cordovano & Harvey, P.C.

as its new auditors. The Board of Directors made this determination after receiving a recommendation from Kish, Leake.

     The report of Kish, Leake & Associates, P.C. on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has had no disagreements with its former principal accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report relating to its audit for the Company.

     It is not anticipated that representatives of Cordovano & Harvey or Kish, Leake will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" approval of Cordovano & Harvey as the Company's independent auditors for the fiscal year ending June 30, 2000.

                                PROPOSAL NUMBER 3

                           APPROVAL OF OUTSIDE COUNseL

     The Board of Directors has selected Foley & Lardner as the outside counsel.

     On July 15, 2000, the Company was informed by Antoine M. Devine, Esq., the engagement partner responsible for the Company's legal representation, that Evers & Hendrickson, LLP was dissolving, and that the Corporate/Securities Department was moving to Foley & Lardner. On August 1, 2000, the Company retained the firm of Foley & Lardner as its new outside counsel.

     It is not anticipated that representatives of Foley & Lardner or Evers & Hendrickson, LLP will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" approval of Foley & Lardner as the Company's outside counsel.

                     SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                       2001 ANNUAL MEETING OF SHAREHOLDERS

     The 2001 Annual Meeting of Shareholders has been scheduled to take place on August 25, 2001. Shareholder proposals for presentation at that meeting must be received by the Company by no later than May 15, 2001.

                                 OTHER BUSINESS

     It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.


November 10, 2000                          By Order of the Board of Directors,


                                           /s/ Devinder Randhawa
                                           -----------------------------------
                                           Devinder Randhawa,
                                           President




Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2000, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to: Devinder Randhawa, President, Express Investments Associates, Inc., Suite 104-1456 St. Paul St., Kelowna, British Columbia, Canada V1Y 2E6.

                                      PROXY

                            CONSUMER MARKETING CORP.

The undersigned, owner of shares of corporate stock the number and description of which are set forth below, appoints Devinder Randhawa and Bob Hemmerling, and each of them, with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

Type of meeting:   Annual

Date of meeting:   November 24, 2000

Place of meeting:  Suite 104-1456 St. Paul St., Kelowna, British Columbia,
                   Canada V1Y 2E6

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The proxy holder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on November 24, 2000.

Dated: _________________, 2000


-----------------------------------
Signature


-----------------------------------
Print name of Shareholder

Number and class of shares held: _______________

INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     BALLOT

                            CONSUMER MARKETING CORP.

                         ANNUAL MEETING OF SHAREHOLDERS

                                November 24, 2000

     A. Name of Shareholder(s): (Please print name(s) exactly as they appear on your certificate)

--------------------------------------------------------------------------------
                                 Printed name(s)

     B. If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):

--------------------------------------------------------------------------------

     C. Number of shares being voted: _______________________


UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL OF THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

                                 WRITTEN BALLOT

         Election of directors for the coming year: (Vote only for 2)

Nominee                   For                       Withhold

Devinder Randhawa         _______________           ______________
Bob Hemmerling            _______________           ______________

Ratification of the appointment of Cordovano & Harvey, P.C. as independent public accountants.

For                       Against                   Abstain
_______________           _______________           _______________

Ratification of the appointment of Foley & Lardner as the Company's outside counsel.

For                       Against                   Abstain
_______________           _______________           _______________

                           ALL BALLOTS MUST BE SIGNED


For Shareholders Voting in Person:

                                         ---------------------------------------
                                         Signature(s)

                                         ---------------------------------------
                                         Print name(s) exactly as on certificate


For Shares Being Voted by Proxy (attach proxy):

                                         ---------------------------------------
                                         Printed name of proxy holder

                                         ---------------------------------------
                                         Printed name(s) of holder(s) of record

                                         By:
                                            ------------------------------------
                                                 Signature of proxy holder